UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

EVERI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100 Las Vegas, Nevada	89113
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results Of Operations And Financial Condition.

On November 3, 2015, Everi Holdings Inc. (formerly known as Global Cash Access Holdings, Inc.) (the “Company”) issued a press release announcing its results of operations for the three months ended September 30, 2015 and posted on its website its Investor Call Supplement dated November 3, 2015, which contains certain additional historical and forward-looking information relating to the Company.  Copies of the press release and presentation slides are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document

99.1	Press release dated November 3, 2015, issued by Everi Holdings Inc.

99.2	Investor Call Supplement dated November 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVERI HOLDINGS INC.

Date: November 3, 2015

By:	/s/ Randy L. Taylor
Randy L. Taylor
Executive Vice President, Chief Financial Officer